Exhibit 99.2

SS&C Announces Pricing of Upsized Offering of $1.05 Billion of 2.75% Convertible Senior Notes Due 2031

WINDSOR, Conn.--(BUSINESS WIRE)—Nov. 5, 2026 -- SS&C Technologies Holdings, Inc. (the “Company” or “SS&C”) (NASDAQ: SSNC), a global provider of investment, financial and healthcare technology and technology-enabled services, today announced the pricing of $1.05 billion aggregate principal amount of 2.75% Convertible Senior Notes due 2031 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

The aggregate principal amount of the offering was increased from the previously announced offering size of $1.0 billion. SS&C has also granted the initial purchasers of the notes an option to purchase, for settlement during a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $150.0 million aggregate principal amount of the notes. The sale of the notes to the initial purchasers is expected to settle on November 6, 2026, subject to customary closing conditions.

The notes will be general senior unsecured obligations of SS&C and will be fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by SS&C Technologies, Inc., a wholly owned subsidiary of SS&C, and each of SS&C’s wholly owned domestic subsidiaries that guarantees SS&C Technologies, Inc.’s 6.500% Senior Notes due 2032 or certain qualified refinancings thereof. The notes will accrue interest at a rate of 2.75% per year, payable semiannually in arrears on June 1 and December 1 of each year, beginning on June 1, 2027. The notes will mature on December 1, 2031, unless earlier converted, redeemed or repurchased.

The offering is part of a series of refinancing transactions, including the proposed refinancing transactions described below, through which SS&C intends to refinance its 5.500% Senior Notes due 2027, which mature on September 30, 2027 (the “2027 Senior Notes”). SS&C estimates that the net proceeds from the offering will be approximately $1,029 million (or approximately $1,176 million if the initial purchasers exercise their option to purchase additional notes in full), after deducting the initial purchasers’ discount but before deducting estimated offering expenses payable by SS&C. SS&C expects to use the net proceeds from the offering (i) to pay the approximately $99 million cost of the privately negotiated capped call transactions described below, (ii) to repurchase approximately $100 million of shares of SS&C’s common stock concurrently with the pricing of the notes, as described below, and (iii) the remainder, together with borrowings under the incremental Term A-9 Loans, the incremental Term B-8 Loans and its revolving credit facility, to redeem all of the $2,000.0 million outstanding aggregate principal amount of the 2027 Senior Notes. This press release does not constitute a notice of redemption with respect to the 2027 Senior Notes. If the initial purchasers exercise their option to purchase additional notes, SS&C expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties, with the remainder to be used for general corporate purposes.

In addition to the offering, SS&C intends to enter into one or more amendments to its existing credit agreement to, among other things, (i) incur up to $750.0 million of incremental Term B-8 Loans, (ii) incur up to $240.0 million of incremental Term A-9 Loans, (iii) increase the commitments under its revolving credit facility by up to $400.0 million and (iv) extend the maturity of each of the Term A-9 Loans and the revolving credit facility to November 2031 (collectively, the “proposed refinancing transactions”). SS&C has not entered into definitive documentation for any of the proposed refinancing transactions, and the proposed refinancing transactions may be completed in one or more transactions, at different times, and before, concurrently with or after the closing of the offering. The completion of the offering is not contingent on the completion of the proposed refinancing transactions, and there can be no assurance that SS&C will complete the proposed refinancing transactions on the terms described in this press release or at all. Nothing in this press release constitutes an offer to sell or a solicitation of an offer to buy any securities or other indebtedness to be issued or incurred in connection with the proposed refinancing transactions.

The notes will be convertible at the option of holders in certain circumstances. Upon conversion, SS&C will pay or deliver, as the case may be, cash, shares of SS&C’s common stock or a combination of cash and shares of SS&C’s common stock, at SS&C’s election. The conversion rate will initially be 10.0540 shares of SS&C’s common stock per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $99.46 per share of SS&C’s common stock). The initial conversion price represents a premium of approximately 25.0% over the last reported sale price of $79.57 per share of SS&C’s common stock on the Nasdaq Global Select Market on November 4, 2026. The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, following certain corporate events that occur prior to the maturity date or if SS&C delivers a notice of redemption, it will, in certain circumstances, increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or convert its notes called (or deemed called, in the case of an optional redemption) for redemption during the related redemption period, as the case may be.

SS&C may not redeem the notes prior to December 5, 2029, except in the event of a cleanup redemption as described below. SS&C may redeem for cash all or any portion of the notes (subject to certain limitations), at its option, on a redemption date on or after December 5, 2029 and before the 31st scheduled trading day immediately prior to the maturity date if the last reported sale price of SS&C’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which SS&C provides the related notice of redemption, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date (such redemption, an “optional redemption”). In addition, subject to certain conditions, SS&C may redeem for cash all, but not less than all, of the notes at any time prior to the 31st scheduled trading day immediately preceding the maturity date if the aggregate principal amount of the notes that remains outstanding at such time is less than $100.0 million, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date (such redemption, a “cleanup redemption”).

If SS&C undergoes a “fundamental change” (as defined in the indenture that will govern the notes), then, subject to certain conditions and exceptions, holders may require SS&C to repurchase for cash all or any portion of their notes at a fundamental change repurchase price equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

In connection with the pricing of the notes, SS&C entered into privately negotiated capped call transactions with certain of the initial purchasers or their respective affiliates and certain other financial institutions (the “option counterparties”). The capped call transactions cover, subject to customary adjustments, the number of shares of SS&C’s common stock initially underlying the notes. The capped call transactions are expected generally to reduce the potential dilution to SS&C’s common stock upon any conversion of notes and/or offset any cash payments SS&C is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap.

The cap price of the capped call transactions is initially approximately $139.25 per share of SS&C’s common stock, which represents a premium of approximately 75% over the last reported sale price of $79.57 per share of SS&C’s common stock on the Nasdaq Global Select Market on November 4, 2026, and is subject to certain adjustments under the terms of the capped call transactions.

SS&C has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of SS&C’s common stock and/or enter into various derivative transactions with respect to SS&C’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of SS&C’s common stock or the notes at that time. In addition, SS&C has been advised that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to SS&C’s common stock and/or purchasing or selling SS&C’s common stock or other securities of SS&C in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so following any early conversion, repurchase, or redemption of the notes, to the extent SS&C unwinds a corresponding portion of the capped call transactions, or if SS&C otherwise unwinds all or a portion of the capped call transactions, and during the final observation period for the conversion of notes). This activity could also cause or avoid an increase or a decrease in the market price of SS&C’s common stock or the notes, which could affect the ability of a holder of notes to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration, if any, that a holder of notes will receive upon conversion of the notes.

SS&C intends to use approximately $100 million of the net proceeds from the offering to repurchase approximately 1.3 million shares of SS&C’s common stock in privately negotiated transactions with or through one of the initial purchasers or its affiliates concurrently with the pricing of the notes (the “share repurchases”). The purchase price per share of common stock repurchased in the share repurchases is equal to the closing price per share of SS&C’s common stock on the Nasdaq Global Select Market on November 4, 2026, which was $79.57 per share. The share repurchases could increase, or reduce the size of any decrease in, the market price of SS&C’s common stock, and could result in a higher effective conversion price for the notes. The completion of the offering of the notes is not contingent upon the completion of the share repurchases. SS&C may also conduct further repurchases of its common stock after the offering of the notes is completed. This press release is not an offer to repurchase SS&C’s common stock.

The notes were only offered to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A promulgated under the Securities Act by means of a private offering memorandum. The offer and sale of the notes, the guarantees and any shares of SS&C’s common stock issuable upon conversion of the notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, the notes, the guarantees and such shares may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy the notes, the guarantees or any shares of SS&C’s common stock issuable upon the conversion of the notes, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

Caution Regarding Forward-Looking Statements

Certain information contained in this press release constitutes forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance, underlying assumptions, and other statements that are other than statements of historical facts. Without limiting the foregoing, the words “believes”, “anticipates”, “plans”, “expects”, “estimates”, “projects”, “forecasts”, “may”, “assume”, “intend”, “will”, “continue”, “opportunity”, “predict”, “potential”, “future”, “guarantee”, “likely”, “target”, “indicate”, “would”, “could” and “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements are accompanied by such words. Such statements reflect management’s best judgment based on factors currently known but are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, but are not limited to, risks relating to the closing of the offering, the anticipated use of the proceeds therefrom, the capped call transactions, the share repurchases, the redemption of the 2027 Senior Notes, the proposed refinancing transactions, the transactions entered into by the option counterparties, the state of the economy and the financial services industry and other industries in which the Company’s clients operate, the Company’s ability to realize anticipated benefits from its acquisitions, the effect of customer consolidation on demand for the Company’s products and services, the variability of revenue as a result of activity in the securities markets, the focus of the Company’s business on the asset management industry, the ability to retain and attract clients, the intensity of competition with respect to the Company’s products and services, risks from cyber-attacks, breaches of digital security, IT system failures and network disruptions, risks associated with third party providers, fluctuations in the Company’s operating results, terrorist activities and other catastrophic events, risks associated with the Company’s foreign operations, privacy concerns relating to the collection and storage of personal information, evolving regulations and increased scrutiny from regulators, the Company’s ability to protect intellectual property assets and litigation regarding intellectual property rights, delays in product development, investment decisions concerning cash balances, tax risks, risks associated with the Company’s joint ventures, changes in accounting standards, evolving regulation and scrutiny from regulators, the Company’s exposure to litigation and other claims, risks related to the Company’s substantial indebtedness, and the market price of the Company’s stock prevailing from time to time, and the risks discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are on file with the Securities and Exchange Commission and can also be accessed on our website. Such “Risk Factors”, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Undue reliance should not be placed on any such forward-looking statements. Forward-looking statements speak only as of the date on which they are made and, except to the extent required by applicable securities laws, we undertake no obligation to update or revise any forward-looking statements.

About SS&C Technologies

SS&C is a leading provider of mission-critical, AI-powered technology and services empowering financial services and healthcare organizations to work smarter, faster, and securely. Founded in 1986, SS&C is headquartered in Windsor, Connecticut, and has offices worldwide. More than 23,000 financial services and healthcare organizations, from the world's largest companies to small and mid-market firms, rely on SS&C for expertise, scale and technology.

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Brian Schell
Chief Financial Officer
Tel: +1-816-642-0915
E-mail: InvestorRelations@sscinc.com

Justine Stone
Head of Investor Relations
Tel: +1-212-367-4705
E-mail: InvestorRelations@sscinc.com